Balance Sheet Classification of Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
Deferred tax assets:
Included in Prepaid and other current assets	$ 36,725	$ 29,592
Deferred income taxes - noncurrent	33,421	47,791
Deferred tax liabilities:
Included in Accrued expenses and other current liabilities	4,711	12,558
Included in Deferred income taxes and other long-term liabilities	34,501	29,380
Net deferred tax asset	$ 30,934	$ 35,445